-----------------------------
     9th ANNUAL REPORT

         SELIGMAN
        NEW JERSEY
         MUNICIPAL
        FUND, INC.

     September 30, 1996

          [Logo]
-----------------------------
       Providing Income
Free From Regular Income Tax
        Since 1988

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS
-------------------------------------------------------------------------------
We are pleased to update you on Seligman New Jersey Municipal Fund, Inc. at its fiscal year-end, September 30, 1996.
   After reducing interest rates twice in 1995, and again in January 1996, the Federal Reserve Board left rates unchanged for the next eight months. The economy's rate of growth, which slowed in the fourth quarter of 1995, bounced back in the second quarter of 1996. It continued to grow at a healthy pace all year with virtually no inflationary repercussions. Reports issued in September supported this view, showing continued increases in production, new home sales, wages, and spending.
        With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference
Board rose 25% above its January 1996 level.
        In the municipal bond market, interest rates began to decline in the third quarter of 1995 and continued to do so until February 1996. However, as the economy picked up steam late in the first quarter of this year, and continued to grow in the second quarter, municipal market sentiment turned from enthusiasm to concern regarding inflation. For the last six months, every Fed meeting was under intense scrutiny by market participants. The inability of municipal bond investors to gauge the future direction of rates exaggerated their response to each economic report, with municipal bond yields drifting up or down in response to the latest data.
        On September 24, the Fed decided to maintain the current fed funds rate. Once the decision was announced, long-term municipal bond yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined slightly and ended the quarter at 5.76%. The unchanged monetary policy somewhat stabilized the municipal bond market by the end of the Fund's fourth quarter.
        Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.
        As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.
        At the Special Meeting of Shareholders, held on September 30, 1996, a proposal was passed permitting the Fund to invest any portion of its net assets in securities subject to the federal alternative minimum tax. Consequently, your Fund's name was changed to Seligman New Jersey Municipal Fund, Inc. For specific results of the Special Meeting of Shareholders, please refer to page 16.
        A discussion with your Portfolio Manager about your Fund, along with highlights of performance, long-term investment results, portfolio holdings, and financial statements, follows this letter.
        We thank you for your continued interest in Seligman New Jersey Municipal Fund, Inc., and look forward to serving your investment needs in the many years to come.
By order of the Board of Directors,


/s/ William Morris
William C. Morris
Chairman
                                      /s/ Brian T. Zino
                                      Brian T. Zino
                                      President


October 30, 1996

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
-------------------------------------------------------------------------------

HIGHLIGHTS  September 30, 1996                                         Class A                            Class D
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (in millions)                                                $66.3                              $1.1
-----------------------------------------------------------------------------------------------------------------------
YIELD*                                                                   4.36%                             3.81%
-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS**                                                            $0.385                            $0.329
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GAIN DISTRIBUTION**                                            $0.004                            $0.004
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
September 30, 1996                                                      $7.60                             $7.68
September 30, 1995                                                       7.59                              7.67
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
September 30, 1996                                                      $7.98                             $7.68
September 30, 1995                                                       7.97                              7.67
-----------------------------------------------------------------------------------------------------------------------
MOODY'S /S&P RATINGS+
Aaa/AAA                                                                                   57%
Aa/AA                                                                                     21
A/A                                                                                       15
Baa/BBB                                                                                    7
-----------------------------------------------------------------------------------------------------------------------
HOLDINGS BY MARKET SECTOR+
Revenue Bonds                                                                             81%
General Obligation Bonds                                                                  19
-----------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY (Years)                                                       21.7
-----------------------------------------------------------------------------------------------------------------------

  *    Current yield representing the annualized yield for the 30-day period ended September 30, 1996.
 **    Represents per share amount paid or declared for the year ended September 30, 1996.
  +    Percentages based on current market values of long-term holdings.

Note: The yields have been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A small portion of the Fund's income dividends may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

The following is a discussion with your Portfolio Manager regarding Seligman New Jersey Municipal Fund, Inc., and a chart and table comparing your Fund's performance to the performance of the Lehman Brothers Municipal Bond Index.

YOUR PORTFOLIO MANAGER

[PICTURE OF THOMAS G. MOLES]

Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman New Jersey Municipal Fund, Inc. and the other Seligman municipal mutual funds which include 19 separate portfolios, and President and Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund. He is responsible for more than $2 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

What economic factors affected Seligman New Jersey Municipal Fund over the past 12 months?

Throughout the fourth quarter of 1995, the majority of market participants believed that the economy was growing at a moderate pace and that inflation remained under control. This bullish outlook caused long-term interest rates to decline steadily during the fourth quarter of 1995 and into the new year. By February 1996, however, the economy began to exhibit signs of unexpected strength and interest rates rose sharply on renewed inflation concerns. Since then, economic data has been mixed, suggesting weakness in some areas and vigor in others. Given these conflicting economic reports, market participants have been unable to form a consensus with respect to the economy. As a result, each new economic release has led to an amplified shift in interest rates.

        On September 24, the Federal Reserve Board stated that it had not seen sufficient evidence of an acceleration in inflation to warrant an increase in the fed funds rate. The Fed's decision to hold monetary policy steady helped stabilize the bond market and prompted a modest decline in long-term yields. Further, by September 30, 1996, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, stood at 5.76%, down from 6.00% a year ago.

What market factors influenced the Fund over the past 12 months?

In the municipal bond market, year-to-date new issue supply has increased only marginally over 1995 levels. However, demand, in particular retail demand, has been strong, resulting in shortages of certain types of municipal bonds. The supply imbalance pushed buyers to bid up prices to obtain the specific bonds they required, which caused a compression of yield spreads, or a narrowing of yield differentials, within the various sectors of the municipal market. For example, hospital bonds typically trade at higher yields than similarly rated general obligation bonds, due to their complexity. This year, many typically higher-yielding issues such as hospital bonds have been trading at or near general obligation levels. This market aberration provided us an opportunity to improve the relative value of the portfolio.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
-------------------------------------------------------------------------------

What was your investment strategy in the past 12 months?

We believe that the economy is expanding at an acceptable rate of growth and that inflation remains in check. Therefore, we have been comfortable purchasing long-term municipal bonds in spite of the market's frequent ups and downs. Yields on long-term municipal bonds are significantly higher than yields on short-term municipal securities. For that reason, short-term positions were kept to a minimum.

        Further, to better protect the net asset value of the Fund during periods of rising interest rates, we concentrated new acquisitions in current coupon bonds rather than in discount or zero coupon bonds as the prices of discount and zero coupon bonds are more vulnerable to rising interest rates. Though we primarily focus on our long-term goals rather than short-term gains, we continuously search for ways to improve the relative value of the Fund by taking advantage of aberrations and inefficiencies within the municipal marketplace.

What is your outlook for the Fund?

Thus far, 1996 has been a challenging year for fixed-income investors. The debate within the municipal markets over the strength of the economy most likely will continue to influence the direction of interest rates in the short term. Our team, however, takes a long-term, conservative approach to managing your Fund. We believe municipal bond funds will continue to play an important role in helping investors meet their long-term financial goals, and we remain committed to maintaining a diversified portfolio of quality municipal bonds while providing our Shareholders with competitive yields.
4

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PERFORMANCE COMPARISON CHART AND TABLE                       September 30, 1996
-------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman
New Jersey Municipal Fund Class A shares with and without the maximum initial sales charge of 4.75%, since inception on February 16, 1988, through September 30, 1996, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performance of Seligman New Jersey Municipal Fund Class D shares is not shown in this chart but is included in the table below. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance.

               With          Without
           sales charge   sales charge   Lehman Index
2/29/88      $9,520.00     $10,000.00     $10,000.00
3/31/88      $9,093.33      $9,551.82      $9,884.00
6/30/88      $9,401.82      $9,875.86     $10,074.76
9/30/88      $9,706.93     $10,196.36     $10,332.68
12/31/88    $10,012.71     $10,517.57     $10,523.83
3/31/89     $10,110.22     $10,619.98     $10,593.29
6/30/89     $10,746.93     $11,288.80     $11,220.41
9/30/89     $10,668.39     $11,206.29     $11,228.26
12/31/89    $11,070.30     $11,628.45     $11,659.43
3/31/90     $11,045.86     $11,602.78     $11,711.90
6/30/90     $11,315.31     $11,885.82     $11,985.95
9/30/90     $11,206.40     $11,771.41     $11,993.15
12/31/90    $11,820.43     $12,416.40     $12,510.05
3/31/91     $12,064.78     $12,673.07     $12,792.78
6/30/91     $12,316.20     $12,937.18     $13,065.26
9/30/91     $12,772.22     $13,416.19     $13,573.50
12/31/91    $13,125.05     $13,786.81     $14,029.57
3/31/92     $13,106.48     $13,767.31     $14,071.66
6/30/92     $13,690.70     $14,380.99     $14,606.38
9/30/92     $14,010.69     $14,717.12     $14,993.45
12/31/92    $14,304.31     $15,025.54     $15,266.33
3/31/93     $14,856.09     $15,605.15     $15,832.72
6/30/93     $15,437.96     $16,216.35     $16,350.45
9/30/93     $15,975.12     $16,780.60     $16,903.09
12/31/88    $16,074.28     $16,884.76     $17,139.73
3/31/94     $15,169.10     $15,933.94     $16,198.76
6/30/94     $15,257.67     $16,026.98     $16,378.57
9/30/94     $15,296.61     $16,067.88     $16,489.94
12/31/94    $15,085.14     $15,845.75     $16,252.49
3/31/95     $16,107.66     $16,919.82     $17,401.54
6/30/95     $16,425.61     $17,253.80     $17,820.92
9/30/95     $16,790.94     $17,637.54     $18,334.16
12/31/95    $17,433.47     $18,312.49     $19,089.53
3/31/96     $17,131.43     $17,995.23     $18,858.54
6/30/96     $17,307.32     $18,179.99     $19,003.75
9/30/96     $17,692.06     $18,584.12     $19,440.84

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman New Jersey Municipal Fund Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman New Jersey Municipal Fund Class D shares, with and without the effect of the 1% contingen t deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                             SINCE                                                      SINCE
                                    ONE       FIVE         INCEPTION                                    ONE           INCEPTION
                                    YEAR      YEARS         2/16/88                                     YEAR            2/1/94
                                  --------   --------    --------------                               --------      --------------
Seligman New Jersey                                                         Seligman New Jersey
Municipal Fund                                                              Municipal Fund
  Class A with Sales Charge         0.34%     5.71%         6.84%             Class D with CDSL         3.56%              n/a
  Class A without Sales Charge      5.37      6.73          7.45              Class D without CDSL      4.56              2.76%
Lehman Index                        6.04      7.45          8.06*           Lehman Index                6.04              4.40
* From 2/29/88.

THE PERFORMANCE OF CLASS D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

        FACE                                                                                          RATINGS        MARKET
       AMOUNT                                   MUNICIPAL BONDS                                      MOODY'S/S&P      VALUE
      ----------                               ----------------                                      -----------   -----------
     $2,500,000       Brick Township Municipal Utilities Authority, NJ Rev., 6-1/2% due 12/1/2012...   Aaa/AAA     $ 2,705,850
      1,000,000       Delran Sewerage Authority, NJ Subordinated Sewer Rev., 7-1/2% due 3/1/2013....   Aaa/AAA       1,075,330
      1,000,000       Hamilton Township Municipal Utilities Authority, NJ Rev., 6% due 8/15/2017....   Aaa/AAA       1,020,010
      3,000,000       Howell Township, NJ GOs, 6.80% due 1/1/2014...................................   Aaa/AAA       3,294,210
      1,500,000       Marlboro Township Municipal Utilities Authority Monmouth County, NJ Water Rev.,
                          6% due 12/1/2018..........................................................   Aaa/AAA       1,527,810
      3,000,000       Mercer County, NJ Improvement Authority Rev. (Resource Recovery Project),
                          6.70% due 4/1/2013*.......................................................   Aaa/AAA       3,090,600
      1,000,000       New Jersey Building Authority State Building Rev., 7.20% due 6/15/2013........    Aa/AA-       1,060,720
      2,750,000       New Jersey Building Authority State Building Rev., 5% due 6/15/2018               Aa/AA-       2,514,930
      2,000,000       New Jersey Economic Development Authority Rev. (The Trustees of the
                          Lawrenceville School Project), 5-3/4% due 7/1/2016........................    Aa/NR        2,003,180
      2,900,000       New Jersey Economic Development Authority Sewage Facilities Rev.
                          (Anheuser-Busch Project), 5.85% due 12/1/2030*............................    A1/AA-       2,800,153
      1,000,000       New Jersey Economic Development Authority Water Facilities Rev.
                          (Hackensack Water Co. Project), 7% due 10/1/2017*.........................    NR/A         1,021,290
      1,000,000       New Jersey Economic Development Authority Water Facilities Rev.
                          (Hackensack Water Co. Project), 7% due 1/1/2019...........................   Aaa/AAA       1,027,470
      1,000,000       New Jersey Economic Development Authority Water Facilities Rev.
                          (Middlesex Water Co. Project), 5.20% due 10/1/2022........................   Aaa/AAA         931,340
      3,500,000       New Jersey Economic Development Authority Water Facilities Rev.
                          (New Jersey-American Water Co., Inc. Project), 5-1/2% due 6/1/2023*.......   Aaa/AAA       3,326,225
      2,500,000       New Jersey Educational Facilities Financing Authority Rev.
                          (Princeton University), 6% due 7/1/2024...................................   Aaa/AAA       2,536,200
      1,495,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (Chilton Memorial Hospital), 5% due 7/1/2013..............................     A/A         1,345,545
      1,000,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (St. Clare's Riverside Medical Center), 7% due 7/1/2014...................   Aaa/AAA       1,048,070
      2,000,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (St. Clare's Riverside Medical Center), 5% due 7/1/2014...................   Aaa/AAA       1,967,060
      2,000,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (Hackensack Medical Center), 6% due 7/1/2017..............................   Aaa/AAA       2,135,820
      1,000,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (Holy Name Hospital), 6% due 7/1/2020.....................................   Aaa/AAA       1,069,680
      2,500,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (The Medical Center at Princeton), 7% due 7/1/2022........................   Aaa/AAA       2,718,525
      2,500,000       New Jersey Health Care Facilities Financing Authority Rev.
                          (Englewood Hospital & Medical Center), 6% due 7/1/2024....................   Baa/BBB       2,543,200
        965,000       New Jersey Housing & Mortgage Finance Agency (Home Mortgage Purchase Rev.),
                          7% due 10/1/2016..........................................................   Aaa/AAA         995,378
        220,000       New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                          7.65% due 10/1/2016.......................................................   Aaa/AAA         229,156

-------------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.

See notes to financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                            September 30,  1996
-------------------------------------------------------------------------------

        FACE                                                                                          RATINGS        MARKET
       AMOUNT                                   MUNICIPAL BONDS                                      MOODY'S/S&P      VALUE
      ----------                               ----------------                                      -----------   -----------
      $1,000,000      New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                          5-3/8% due 4/1/2025*......................................................   Aaa/AAA     $   911,350
         455,000      New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                          7.70% due 10/1/2029*......................................................   Aaa/AAA         474,151
       3,000,000      New Jersey State GOs, 5-5/8% due 7/15/2015 ...................................   Aa1/AA+       3,016,890
         985,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2006.........    Aa/AA        1,050,768
         340,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2006.........    Aa/AA          361,682
         990,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007.........   Aaa/AAA       1,058,033
          10,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007.........   Aaa/AAA          10,613
       1,205,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2007.........    Aa/AA        1,285,458
         420,000      New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2007.........    Aa/AA          446,783
       1,000,000      Paterson, NJ Water System GOs, 7-1/8% due 7/1/2015 ...........................   Aaa/AAA       1,042,200
       3,000,000      Port Authority of New York & New Jersey Consolidated Rev., 5% due 6/15/2030...    A1/AA-       2,955,750
       2,000,000      Puerto Rico Highway & Transportation Authority Highway Rev.,
                          5-1/2% due 7/1/2036.......................................................  Baa1/A         1,892,240
      3,500,000       Salem County, NJ Improvement Authority Rev. (Correctional Facility
                          & Courthouse Annex), 5.70% due 5/1/2017...................................   Aaa/AAA       3,504,515
      2,500,000       Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                          (E. I. duPont de Nemours & Co.), 6-1/8% due 7/15/2022*....................   Aa3/AA-       2,535,550
      1,750,000       South Jersey Port Corporation, NJ Marine Terminal Rev., 6% due 1/1/2020.......    NR/A+        1,790,163
                                                                                                                   -----------
    Total Municipal Bonds (Cost $64,394,830) -- 98.3%...............................................                66,323,898
    Variable Rate Demand Notes (Cost $200,000) -- 0.3%..............................................                   200,000
    Other Assets Less Liabilities -- 1.4%...........................................................                   920,979
    NET ASSETS -- 100.0%............................................................................               $67,444,877
                                                                                                                   -----------
                                                                                                                   -----------

*  Interest income earned from this security is subject to the federal alternative minimum tax.
+  Ratings have not been audited by Deloitte & Touche LLP.

See notes to financial statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                          September 30, 1996
-------------------------------------------------------------------------------

ASSETS:
Investments, at value:
        Long-term holdings (cost $64,394,830)............................                  $66,323,898
        Short-term holdings (cost $200,000) .............................                      200,000        $ 66,523,898
                                                                                           -----------
Cash.....................................................................                                           53,969
Interest receivable......................................................                                        1,266,362
Expenses prepaid to shareholder service agent ...........................                                            8,034
Receivable for Capital Stock sold .......................................                                              960
Other....................................................................                                            2,881
                                                                                                               -----------
Total Assets.............................................................                                       67,856,104
                                                                                                               -----------
LIABILITIES:
Payable for Capital Stock repurchased ...................................                                          166,899
Dividends payable .......................................................                                          121,072
Accrued expenses, taxes, and other.......................................                                          123,256
                                                                                                               -----------
Total Liabilities .......................................................                                          411,227
                                                                                                               -----------
Net Assets...............................................................                                      $67,444,877
                                                                                                               -----------
                                                                                                               -----------
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized;
    8,869,639 shares outstanding):
    Class A .............................................................                                     $      8,720
    Class D .............................................................                                              150
Additional paid-in capital...............................................                                       63,319,463
Undistributed net realized gain..........................................                                        2,187,476
Net unrealized appreciation of investments...............................                                        1,929,068
                                                                                                               -----------
Net Assets...............................................................                                      $67,444,877
                                                                                                               -----------
                                                                                                               -----------
NET ASSET VALUE PER SHARE:
Class A ($66,293,360 / 8,719,795 shares).................................                                            $7.60
                                                                                                                     -----
                                                                                                                     -----
Class D ($1,151,517 / 149,844 shares) ...................................                                            $7.68
                                                                                                                     -----
                                                                                                                     -----

------------------
See notes to financial statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                   For the Year Ended September 30, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ................................................................                                     $4,328,288

EXPENSES:
Management fee...........................................................                  $  356,576
Distribution and service fees............................................                     172,817
Shareholder account services ............................................                      93,420
Auditing and legal fees..................................................                      37,122
Directors' fees and expenses.............................................                      23,627
Custody and related services ............................................                      17,887
Registration.............................................................                      11,742
Shareholder reports and communications...................................                      10,339
Miscellaneous ...........................................................                      10,643
                                                                                            ---------
Total expenses...........................................................                                        734,173
                                                                                                              ----------
Net investment income ...................................................                                      3,594,115

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.........................................                   2,195,899
Net change in unrealized appreciation of investments ....................                  (2,021,726)
                                                                                            ---------
Net gain on investments .................................................                                        174,173
                                                                                                              ----------
Increase in Net Assets from Operations...................................                                     $3,768,288
                                                                                                              ----------
                                                                                                              ----------

--------------------
See notes to financial statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                              -------------------------------
                                                                                                  1996                1995
                                                                                              -----------         -----------
OPERATIONS:
Net investment income............................................................             $ 3,594,115         $ 3,889,418
Net realized gain on investments.................................................               2,195,899              33,365
Net change in unrealized appreciation of investments.............................              (2,021,726)          2,800,005
                                                                                              -----------         -----------
Increase in net assets from operations...........................................               3,768,288           6,722,788
                                                                                              -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A......................................................................              (3,541,660)         (3,838,302)
    Class D......................................................................                 (52,455)            (51,116)
Net realized gain on investments:
    Class A......................................................................                 (38,742)         (1,010,909)
    Class D..................................................................                        (665)            (13,739)
                                                                                              -----------         -----------
Decrease in net assets from distributions........................................              (3,633,522)         (4,914,066)
                                                                                              -----------         -----------

CAPITAL SHARE TRANSACTIONS:
                                                                       SHARES
                                                             ---------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                                1996              1995
                                                             --------            -------
Net proceeds from sales of shares:
    Class A ........................................          402,194            548,270        3,064,342           4,058,926
    Class D.........................................           45,794             63,760          351,548             466,899
Shares issued in payment of dividends:
    Class A ........................................          265,124            305,485        2,018,408           2,251,536
    Class D.........................................            4,538              4,801           34,928              35,924
Exchanged from associated Funds:
    Class A .......................................           103,792            512,716          787,281           3,727,736
    Class D........................................             7,301              1,613           56,910              12,373
Shares issued in payment of gain distributions:
    Class A .......................................             3,678            109,013           28,281             742,377
    Class D........................................                61              1,519              471              10,467
                                                            ---------         ----------       ----------          ----------
Total..............................................           832,482          1,547,177        6,342,169          11,306,238
                                                            ---------         ----------       ----------          ----------
Cost of shares repurchased:
    Class A ........................................       (1,609,005)       (1,428,147)      (12,267,718)        (10,436,724)
    Class D.........................................          (52,478)          (48,118)         (400,063)           (359,695)
Exchanged into associated Funds:
    Class A ........................................         (136,194)         (345,862)       (1,033,975)         (2,493,426)
    Class D.........................................          (10,420)             (316)          (80,905)             (2,400)
                                                            ---------         ----------       ----------          ----------
Total...............................................       (1,808,097)        (1,822,443)     (13,782,661)        (13,292,245)
                                                            ---------         ----------       ----------          ----------
Decrease in net assets from capital share transactions       (975,615)          (275,266)      (7,440,492)         (1,986,007)
                                                            ---------         ----------       ----------          ----------
                                                            ---------         ----------       ----------          ----------
Decrease in net assets..................................................................       (7,305,726)           (177,285)
NET ASSETS:
Beginning of year.......................................................................       74,750,603          74,927,888
                                                                                              -----------         -----------
End of year ............................................................................      $67,444,877         $74,750,603
                                                                                              -----------         -----------
                                                                                              -----------         -----------

-------------------
See notes to financial statements.
10

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. Seligman New Jersey Municipal Fund, Inc., formerly Seligman New Jersey Tax-Exempt Fund, Inc. (the "Fund") offers two classes of shares.
All shares existing prior to February 1, 1994, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended September 30, 1996, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996, amounted to $17,840,290 and $23,700,495, respectively.

    At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $2,602,496 and $673,428, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee,

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------------------

calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $12,922 from the sale of Class A shares, after commissions of $97,644 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1996, fees paid aggregated $160,567, or 0.23% per annum of the average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1996, fees paid amounted to $12,250, or 1% per annum of the average daily net assets of Class D shares.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1996, such charges amounted to $91.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1996, Seligman Services, Inc. received commissions of $611 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $8,659, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $93,420 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    Fees of $8,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1996, of $37,085 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

        The total return based on net asset value measures each Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

                                                                Class A                                        Class D
                                        ---------------------------------------------------      -------------------------------
                                                                                                    YEAR ENDED
                                                           YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,        2/1/94*
                                        ---------------------------------------------------      -----------------        to
                                        1996       1995       1994        1993        1992        1996       1995       9/30/94
                                       ------     ------     ------      ------      ------      ------     ------       ------
PER SHARE OPERATING
      PERFORMANCE:
Net asset value, beginning
      of period..................       $7.59      $7.40      $8.24       $7.74       $7.49       $7.67      $7.48        $8.14
                                       ------     ------     ------      ------      ------      ------     ------       ------
Net investment income**..........         .39        .39        .41         .42         .44         .33        .33          .23
Net realized and unrealized
    investment gain (loss).......         .01        .29       (.74)        .61         .27         .01        .29         (.66)
                                       ------     ------     ------      ------      ------      ------     ------       ------
Increase (decrease) from
    investment operations........         .40        .68       (.33)       1.03         .71         .34        .62         (.43)
Dividends paid or declared               (.39)      (.39)      (.41)       (.42)       (.44)       (.33)      (.33)        (.23)
Distributions from
    net gain realized............          --       (.10)      (.10)       (.11)       (.02)         --       (.10)          --
                                       ------     ------     ------      ------      ------      ------     ------       ------

Net increase (decrease) in
    net asset value..............         .01        .19       (.84)        .50         .25         .01        .19         (.66)
                                       ------     ------     ------      ------      ------      ------     ------       ------

Net asset value, end of period...       $7.60      $7.59      $7.40       $8.24       $7.74       $7.68      $7.67        $7.48
                                       ------     ------     ------      ------      ------      ------     ------       ------
                                       ------     ------     ------      ------      ------      ------     ------       ------

TOTAL RETURN BASED ON
    NET ASSET VALUE:                     5.37%      9.77%     (4.25)%     14.02%       9.70%       4.56%      8.79%       (5.47)%
RATIOS/SUPPLEMENTAL
    DATA:**
Expenses to average net assets...        1.02%      1.01%       .90%        .86%        .85%       1.79%      1.89%        1.75%
Net investment income to
    average net assets...........        5.06%      5.29%      5.24%       5.37%       5.74%       4.29%      4.45%        4.37%
Portfolio turnover...............       25.65%      4.66%     12.13%      15.90%      27.13%      25.65%      4.66%       12.13%
Net assets, end of period
    (000s omitted)...............     $66,293     $73,561   $73,942     $82,447     $74,256      $1,152     $1,190         $986

------------------------
See footnotes on page 14.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------

                                                                Class A                                        Class D
                                        ---------------------------------------------------      -------------------------------
                                                                                                    YEAR ENDED
                                                           YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,        2/1/94*
                                        ---------------------------------------------------      -----------------        to
                                        1996       1995       1994        1993        1992        1996       1995       9/30/94
                                       ------     ------     ------      ------      ------      ------     ------       ------
Ratios/Supplemental Data (Cont'd):
Without management fee waiver:**
Net investment income per share.....                $.39       $.40        $.40        $.42                   $.33         $.22
Expenses to average net assets......                1.06%      1.07%       1.11%       1.10%                  1.94%        1.87%
Net investment income to
    average net assets..............                5.24%      5.07%       5.12%       5.49%                  4.40%        4.25%

--------------------
 * Commencement of offering of Class D shares.
** The Manager, at its discretion, waived a portion of its fees for the periods presented.
 + Annualized.
++ For the year ended September 30, 1994.

See notes to financial statements.
14

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. (formerly Seligman New Jersey Tax-Exempt Fund,Inc.) as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 30, 1996

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
PROXY RESULTS
-----------------------------------------------------------------------------

Seligman New Jersey Municipal Fund, Inc. Shareholders voted on the following proposals at the Special Meeting of Shareholders held on September 30, 1996, in New York, NY. Each Director was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:

ELECTION OF TRUSTEES:
                              FOR        WITHHELD
                           ---------     --------
  Fred E. Brown            4,851,421      62,874
  John R. Galvin           4,852,417      61,878
  Alice S. Ilchman         4,847,823      66,472
  Frank A. McPherson       4,850,998      63,297
  John E. Merow            4,850,002      64,293
  Betsy S. Michel          4,857,021      57,274
  William C. Morris        4,856,924      57,371
  James C. Pitney          4,857,021      57,274
  James Q. Riordan         4,858,489      55,806
  Ronald T. Schroeder      4,858,489      55,806
  Robert L. Shafer         4,849,530      64,765
  James N. Whitson         4,856,782      57,513
  Brian T. Zino            4,858,489      55,806


RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS:

                              For        Against      Abstain   Non-Vote
                           ---------     -------      -------   --------
                           4,692,056      31,148      191,091        n/a

APPROVAL TO PERMIT ANY PORTION OF INVESTMENTS IN SECURITIES SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX:

                              For        Against      Abstain   Non-Vote
                           ---------     -------      -------   --------
                           4,068,257     268,628      394,885    182,525

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BOARD OF DIRECTORS
-----------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
    at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Director or Trustee,
  Various Organizations

William C. Morris 1
Chairman
Chairman of the Board and President,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder 1
Managing Director,
    J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3
Director or Trustee,
    Various Organizations

James N. Whitson 2
Executive Vice President and Director,
    Sammons Enterprises, Inc.
Director, C-Span
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
President
Managing Director,
     J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

-----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

-----------------------------------------------------------------------------
Manager
J. & W. Seligman & Co.
    Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450    Shareholder
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

 SELIGMAN FINANCIAL SERVICES, INC.
         AN AFFILIATE OF

             [Logo]

       J. & W. SELIGMAN & CO.
           INCORPORATED

         ESTABLISHED 1864

100 Park Avenue, New York, NY  10017

This report is intended only for the
information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                   TECNJ2 9/96